POWER OF ATTORNEY

PHL Variable Accumulation Account	811-08914

•The Big Edge Choice® • Phoenix Spectrum Edge® •The Phoenix Edge® - VA • Phoenix Spectrum Edge®+	033-87376
•Retirement Planner’s Edge •Freedom Edge®	333-78761
•Phoenix Premium Edge®	333-95611
•Phoenix Income Choice®	333-48140
•Phoenix Investor’s Edge®	333-68164
•Phoenix Asset Manager	333-82912
•Phoenix Dimensions®	333-123040
•Phoenix Flexible Retirement ChoiceSM	333-152905

PHL Variable Accumulation Account II	811-22146

•Phoenix Portfolio Advisor®	333-147565

PHL Variable Accumulation Account III	811-157081

PHL Variable VA Account 1	811-22326

•Phoenix Retirement Income Options	333-161667

PHLVIC Variable Universal Life Account	811-09065

•Flex Edge Success®	333-65823
•The Phoenix Edge®-SVUL	333-76778
•The Phoenix Edge®-VUL	333-81458
•Phoenix Express VULSM •Phoenix Express VULSM(2006)	333-119916
•Phoenix Benefit Choice VUL®	333-143656
•Phoenix Joint Edge® VUL	333-149105
•Phoenix Executive VUL	333-152389

PHL Variable Separate Account MVA1

•Market Value Adjusted Guaranteed Interest Account Annuity	333-87218
•Phoenix Foundations Equity Index Annuity	333-132399

PHL Variable Insurance Company

•Phoenix Guaranteed Income Edge®	333-137802
•Phoenix Guaranteed Income Edge®	333-161382

The undersigned, being a director of PHL Variable Insurance Company, does hereby constitute and appoint each of John T. Mulrain, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of PHL Variable Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940, with respect to the variable life insurance and variable annuity products listed on the attached schedule, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer a director of PHL Variable Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 24th day of March, 2010.

/s/ Philip K. Polkinghorn
Philip K. Polkinghorn

POWER OF ATTORNEY

PHL Variable Accumulation Account	811-08914

•The Big Edge Choice® • Phoenix Spectrum Edge® •The Phoenix Edge® - VA • Phoenix Spectrum Edge®+	033-87376
•Retirement Planner’s Edge •Freedom Edge®	333-78761
•Phoenix Premium Edge®	333-95611
•Phoenix Income Choice®	333-48140
•Phoenix Investor’s Edge®	333-68164
•Phoenix Asset Manager	333-82912
•Phoenix Dimensions®	333-123040
•Phoenix Flexible Retirement ChoiceSM	333-152905

PHL Variable Accumulation Account II	811-22146

•Phoenix Portfolio Advisor®	333-147565

PHL Variable Accumulation Account III	811-157081

PHL Variable VA Account 1	811-22326

•Phoenix Retirement Income Options	333-161667

PHLVIC Variable Universal Life Account	811-09065

•Flex Edge Success®	333-65823
•The Phoenix Edge®-SVUL	333-76778
•The Phoenix Edge®-VUL	333-81458
•Phoenix Express VULSM •Phoenix Express VULSM(2006)	333-119916
•Phoenix Benefit Choice VUL®	333-143656
•Phoenix Joint Edge® VUL	333-149105
•Phoenix Executive VUL	333-152389

PHL Variable Separate Account MVA1

•Market Value Adjusted Guaranteed Interest Account Annuity	333-87218
•Phoenix Foundations Equity Index Annuity	333-132399

PHL Variable Insurance Company

•Phoenix Guaranteed Income Edge®	333-137802
•Phoenix Guaranteed Income Edge®	333-161382

The undersigned, being President of PHL Variable Insurance Company, does hereby constitute and appoint each of John T. Mulrain, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of PHL Variable Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940, with respect to the variable life insurance and variable annuity products listed on the attached schedule, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer an officer of PHL Variable Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 24th day of March, 2010.

/s/ Philip K. Polkinghorn
Philip K. Polkinghorn

POWER OF ATTORNEY

PHL Variable Accumulation Account	811-08914

•The Big Edge Choice® • Phoenix Spectrum Edge® •The Phoenix Edge® - VA • Phoenix Spectrum Edge®+	033-87376
•Retirement Planner’s Edge •Freedom Edge®	333-78761
•Phoenix Premium Edge®	333-95611
•Phoenix Income Choice®	333-48140
•Phoenix Investor’s Edge®	333-68164
•Phoenix Asset Manager	333-82912
•Phoenix Dimensions®	333-123040
•Phoenix Flexible Retirement ChoiceSM	333-152905

PHL Variable Accumulation Account II	811-22146

•Phoenix Portfolio Advisor®	333-147565

PHL Variable Accumulation Account III	811-157081

PHL Variable VA Account 1	811-22326

•Phoenix Retirement Income Options	333-161667

PHLVIC Variable Universal Life Account	811-09065

•Flex Edge Success®	333-65823
•The Phoenix Edge®-SVUL	333-76778
•The Phoenix Edge®-VUL	333-81458
•Phoenix Express VULSM •Phoenix Express VULSM(2006)	333-119916
•Phoenix Benefit Choice VUL®	333-143656
•Phoenix Joint Edge® VUL	333-149105
•Phoenix Executive VUL	333-152389

PHL Variable Separate Account MVA1

•Market Value Adjusted Guaranteed Interest Account Annuity	333-87218
•Phoenix Foundations Equity Index Annuity	333-132399

PHL Variable Insurance Company

•Phoenix Guaranteed Income Edge®	333-137802
•Phoenix Guaranteed Income Edge®	333-161382

The undersigned, being a director of PHL Variable Insurance Company, does hereby constitute and appoint each of John T. Mulrain, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of PHL Variable Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940, with respect to the variable life insurance and variable annuity products listed on the attached schedule, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer a director of PHL Variable Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 24th day of March, 2010.

/s/ Christopher M. Wilkos
Christopher M. Wilkos

POWER OF ATTORNEY

PHL Variable Accumulation Account	811-08914

•The Big Edge Choice® • Phoenix Spectrum Edge® •The Phoenix Edge® - VA • Phoenix Spectrum Edge®+	033-87376
•Retirement Planner’s Edge •Freedom Edge®	333-78761
•Phoenix Premium Edge®	333-95611
•Phoenix Income Choice®	333-48140
•Phoenix Investor’s Edge®	333-68164
•Phoenix Asset Manager	333-82912
•Phoenix Dimensions®	333-123040
•Phoenix Flexible Retirement ChoiceSM	333-152905

PHL Variable Accumulation Account II	811-22146

•Phoenix Portfolio Advisor®	333-147565

PHL Variable Accumulation Account III	811-157081

PHL Variable VA Account 1	811-22326

•Phoenix Retirement Income Options	333-161667

PHLVIC Variable Universal Life Account	811-09065

•Flex Edge Success®	333-65823
•The Phoenix Edge®-SVUL	333-76778
•The Phoenix Edge®-VUL	333-81458
•Phoenix Express VULSM •Phoenix Express VULSM(2006)	333-119916
•Phoenix Benefit Choice VUL®	333-143656
•Phoenix Joint Edge® VUL	333-149105
•Phoenix Executive VUL	333-152389

PHL Variable Separate Account MVA1

•Market Value Adjusted Guaranteed Interest Account Annuity	333-87218
•Phoenix Foundations Equity Index Annuity	333-132399

PHL Variable Insurance Company

•Phoenix Guaranteed Income Edge®	333-137802
•Phoenix Guaranteed Income Edge®	333-161382

The undersigned, being a director of PHL Variable Insurance Company, does hereby constitute and appoint each of John T. Mulrain, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of PHL Variable Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940, with respect to the variable life insurance and variable annuity products listed on the attached schedule, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer a director of PHL Variable Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 24th day of March, 2010.

/s/ Edward W. Cassidy
Edward W. Cassidy

POWER OF ATTORNEY

PHL Variable Accumulation Account	811-08914

•The Big Edge Choice® • Phoenix Spectrum Edge® •The Phoenix Edge® - VA • Phoenix Spectrum Edge®+	033-87376
•Retirement Planner’s Edge •Freedom Edge®	333-78761
•Phoenix Premium Edge®	333-95611
•Phoenix Income Choice®	333-48140
•Phoenix Investor’s Edge®	333-68164
•Phoenix Asset Manager	333-82912
•Phoenix Dimensions®	333-123040
•Phoenix Flexible Retirement ChoiceSM	333-152905

PHL Variable Accumulation Account II	811-22146

•Phoenix Portfolio Advisor®	333-147565

PHL Variable Accumulation Account III	811-157081

PHL Variable VA Account 1	811-22326

•Phoenix Retirement Income Options	333-161667

PHLVIC Variable Universal Life Account	811-09065

•Flex Edge Success®	333-65823
•The Phoenix Edge®-SVUL	333-76778
•The Phoenix Edge®-VUL	333-81458
•Phoenix Express VULSM •Phoenix Express VULSM(2006)	333-119916
•Phoenix Benefit Choice VUL®	333-143656
•Phoenix Joint Edge® VUL	333-149105
•Phoenix Executive VUL	333-152389

PHL Variable Separate Account MVA1

•Market Value Adjusted Guaranteed Interest Account Annuity	333-87218
•Phoenix Foundations Equity Index Annuity	333-132399

PHL Variable Insurance Company

•Phoenix Guaranteed Income Edge®	333-137802
•Phoenix Guaranteed Income Edge®	333-161382

The undersigned, being the Chief Financial Officer of PHL Variable Insurance Company, does hereby constitute and appoint each of John T. Mulrain, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of PHL Variable Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940, with respect to the variable life insurance and variable annuity products listed on the attached schedule, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer an officer of PHL Variable Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 24th day of March, 2010.

/s/ Peter A. Hofmann
Peter A. Hofmann

POWER OF ATTORNEY

PHL Variable Accumulation Account	811-08914

•The Big Edge Choice® • Phoenix Spectrum Edge® •The Phoenix Edge® - VA • Phoenix Spectrum Edge®+	033-87376
•Retirement Planner’s Edge •Freedom Edge®	333-78761
•Phoenix Premium Edge®	333-95611
•Phoenix Income Choice®	333-48140
•Phoenix Investor’s Edge®	333-68164
•Phoenix Asset Manager	333-82912
•Phoenix Dimensions®	333-123040
•Phoenix Flexible Retirement ChoiceSM	333-152905

PHL Variable Accumulation Account II	811-22146

•Phoenix Portfolio Advisor®	333-147565

PHL Variable Accumulation Account III	811-157081

PHL Variable VA Account 1	811-22326

•Phoenix Retirement Income Options	333-161667

PHLVIC Variable Universal Life Account	811-09065

•Flex Edge Success®	333-65823
•The Phoenix Edge®-SVUL	333-76778
•The Phoenix Edge®-VUL	333-81458
•Phoenix Express VULSM •Phoenix Express VULSM(2006)	333-119916
•Phoenix Benefit Choice VUL®	333-143656
•Phoenix Joint Edge® VUL	333-149105
•Phoenix Executive VUL	333-152389

PHL Variable Separate Account MVA1

•Market Value Adjusted Guaranteed Interest Account Annuity	333-87218
•Phoenix Foundations Equity Index Annuity	333-132399

PHL Variable Insurance Company

•Phoenix Guaranteed Income Edge®	333-137802
•Phoenix Guaranteed Income Edge®	333-161382

The undersigned, being the Chief Accounting Officer of PHL Variable Insurance Company, does hereby constitute and appoint each of John T. Mulrain, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of PHL Variable Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940, with respect to the variable life insurance and variable annuity products listed on the attached schedule, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer an officer of PHL Variable Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 24th day of March, 2010.

/s/ Michael E. Hanrahan
Michael E. Hanrahan